Exhibit 10.12

LEASE AMENDMENT 3.0

THIS AMENDMENT (“Amendment”) is entered into as of June 29, 2009 between Arthur W. Skotdal and Marianne P. Skotdal and the marital community composed thereof; and Edwin McRory and Irene McRory and the marital community composed thereof; and Thomas Goyette and Louise Goyette and the marital community composed thereof; and Skotdal Brothers, LLC a Washington limited liability company, hereinafter collectively referred to as “Lessor”, and Coastal Community Bank hereinafter referred to as “Lessee”, and provides for the amendment of that certain Lease dated October 21, 1996 previously entered into by the parties hereto, as amended by Amendment 1.0 dated August 15, 2006 and Amendment 2.0 dated March 31, 2008, (collectively the “Lease”).

Recitals:

A.	The leased premises are located on Lots 7 and 8, Block 667, Plat of Everett, according to the plat recorded in volume 3 of Plats, page 32, in Snohomish County, Washington. Together with Lots A, B, C, and 18A, Block 667, tunnel addition to Everett, according to the plat thereof recorded in Volume 4 of Plats, page 34, in Snohomish County, Washington.

B.	The Term of the Lease expires March 31, 2018.

C.	Lessor and Lessee hereby express their mutual desire to further amend, by this writing, those terms, covenants and conditions contained herein. All terms and conditions of the Lease not expressly amended by this writing shall continue in full force and effect throughout the term.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed as follows:

Agreement:

1.	Term: The Term in Article 3 of the Lease shall be extended six (6) years, commencing April 1, 2018 and ending March 31, 2024.

2.	Rent: The minimum monthly rental in Article 4 of the Lease for this extended term shall be as follows:

April 1, 2018 through March 31, 2024 – Forty Five Thousand Five Hundred Twenty and 45/100 Dollars($45,520.45) per month.

3.

Parking and Drive-Thru from April 1, 2018 to March 31, 2024: During this extended period and based on a nine-month notice, the existing parking lot would be removed and the bank would then have the fifteen (15) spaces behind the Shops on Colby (see Exhibit A attached). When and if this takes place, your monthly rent of $45,520.45 would reduce to $42,520.45 per month. This $3,000 per month reduction would continue until we finish our new building on your existing parking lot, as well as the adjoining property. Our new building would provide you with eighteen (18) customer parking spaces, which will have convenient access to your rear door. This $3,000 per month reduction will be for thirty-six (36) months, even if the new building is completed earlier.

Regarding the drive-thru area, it would be one of our goals to gain access to Wetmore Avenue. This would depend on the design of a new building, as well as City approval. We would try to provide this, but cannot guarantee this. In a worst case scenario, the Bank’s customers would exit the drive-thru via the alleyway in much the same way as vehicles now exit the garage at the Frontier Bank Building.

We would identify the parking behind the Shops on Colby and in the new building’s parking garage with signage labeled “Coastal Bank Use Only”.

We would work to keep the alley open at all times by signing the alley with “No Parking” and have our people help by overseeing the alley.

IN WITNESS WHEREOF, the parties have executed this Amendment 3.0 to Lease effective June 29, 2009.

Lessor:

Arthur W. Skotdal and Marianne P. Skotdal and the marital community composed thereof; and Edwin McRory and Irene McRory and the marital community composed thereof; and Thomas Goyette and Louise Goyette and the marital community composed thereof; and Skotdal Brothers, LLC a Washington limited liability company.

By:	/s/ Arthur W. Skotdal
Arthur W. Skotdal

By:	/s/ Marianne P. Skotdal by Arthur W. Skotdal Attorney in Fact
Marianne P. Skotdal by Arthur W. Skotdal Attorney in Fact

By:	/s/ Edwin McRory by Arthur W. Skotdal Attorney in Fact
Edwin McRory by Arthur W. Skotdal Attorney in Fact

By:	/s/ Irene McRory by Arthur W. Skotdal Attorney in Fact
Irene McRory by Arthur W. Skotdal Attorney in Fact

By:	/s/ Thomas Goyette by Arthur W. Skotdal Attorney in Fact
Thomas Goyette by Arthur W. Skotdal Attorney in Fact

By:	/s/ Louise Goyette by Arthur W. Skotdal Attorney in Fact
Louise Goyette by Arthur W. Skotdal Attorney in Fact

By:	/s/ Craig G. Skotdal
Skotdal Brothers, LLC Craig G. Skotdal, Member

Lessee: Coastal Community Bank

By:	/s/ Lee A. Pintar
Lee A. Pintar, Chairman & CEO

Lessor’s Acknowledgement

STATE OF WASHINGTON	)
	)	SS
COUNTY OF SNOHOMISH	)

On this day personally appeared before me Arthur W. Skotdal and Marianne P. Skotdal and the marital community composed thereof, to me known to be the individuals described in and who executed the within and foregoing instrument, and acknowledged that they signed the same as their free and voluntary act and deed, for the uses and purposes therein mentioned.

Given under my hand and official seal this 29th day of June, 2009.

/s/ Candy Thoreson
(Signature)

Candy Thoreson
(Printed Name)

Notary Public in and for the State of Washington, residing in Arlington, WA My commission expires 5-9-12

STATE OF WASHINGTON	)
	)	SS
COUNTY OF SNOHOMISH	)

On this day personally appeared before me Edwin McRory and Louise McRory and the marital community composed thereof, to me known to be the individuals described in and who executed the within and foregoing instrument, and acknowledged that they signed the same as their free and voluntary act and deed, for the uses and purposes therein mentioned.

Given under my hand and official seal this 29th day of June, 2009.

/s/ Candy Thoreson
(Signature)

Candy Thoreson
(Printed Name)

Notary Public in and for the State of Washington, residing in Arlington, WA My commission expires 5-9-12

Lessor’s Acknowledgement

STATE OF WASHINGTON	)
	)	SS
COUNTY OF SNOHOMISH	)

On this day personally appeared before me Thomas Goyette and Louise Goyette and the marital community composed thereof, to me known to be the individuals described in and who executed the within and foregoing instrument, and acknowledged that they signed the same as their free and voluntary act and deed, for the uses and purposes therein mentioned.

Given under my hand and official seal this 29th day of June, 2009.

/s/ Candy Thoreson
(Signature)

Candy Thoreson
(Printed Name)

Notary Public in and for the State of Washington, residing in Arlington, WA My commission expires 5-9-12

STATE OF WASHINGTON	)
	)	SS
COUNTY OF SNOHOMISH	)

On this day personally appeared before me Craig Skotdal, Member of Skotdal Brothers, LLC a Washington limited liability company, to me known to be the company’s representative described in and who executed the within and foregoing instrument, and acknowledged that they signed the same as his free and voluntary act and deed, for the uses and purposes therein mentioned.

Given under my hand and official seal this 29th day of June, 2009.

/s/ Candy Thoreson
(Signature)

Candy Thoreson
(Printed Name)

Notary Public in and for the State of Washington, residing in Arlington, WA My commission expires 5-9-12

Lessee’s Acknowledgement

STATE OF WASHINGTON	)
	)	SS
COUNTY OF SNOHOMISH	)

On this day of June 29, 2009, before me personally appeared Lee A. Pintar, to me known to be Chairman & CEO of Coastal Community Bank, the Corporation that executed the within and foregoing instrument and acknowledge the said instrument to be the free and voluntary act and deed of said Corporation, for the uses and purposes therein mentioned and on oath stated that they were authorized to execute the said instrument and that the seal affixed is the Corporate Seal of said Corporation.

Given under my hand and official seal this 29th day of June, 2009.

/s/ Cynthia L. Heltne
(Signature)

Cynthia Heltne
(Printed Name)

Notary Public in and for the State of Washington, residing at [Illegible] My commission expires 6/14/2012